                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 11, 2002


I.  RECONCILIATION OF COLLECTION ACCOUNT:

       End of Period Collection Account Balance as of Prior Payment Date:                                      607,386.76
       Available Funds:
          Contract Payments due and received in this period                                                  7,076,270.83
          Contract Payments due in prior period(s) and received in this period                                 755,484.89
          Contract Payments received in this period for next period                                            496,913.88
          Sales, Use and Property Tax, Maintenance, Late Charges                                               146,876.98
          Prepayment Amounts related to early termination in this period                                        97,511.00
          Servicer Advance                                                                                     928,517.70
          Proceeds received from recoveries on previously Defaulted Contracts                                        0.00
          Transfer from Reserve Account                                                                         11,746.11
          Interest earned on Collection Account                                                                  9,548.43
          Interest earned on Affiliated Account                                                                  1,404.43
          Proceeds from repurchase of Contracts per Contribution and Servicing
           Agreement Section 5.03                                                                                    0.00
          Amounts paid per Contribution and Servicing Agreement Section 7.01
           (Substituted contract < Predecessor contract)                                                             0.00
          Amounts paid under insurance policies                                                                      0.00
          Any other amounts                                                                                      8,547.29

                                                                                                           --------------
       Total Available Funds                                                                                10,140,208.30
       Less: Amounts to be Retained in Collection Account                                                      832,973.53
                                                                                                           --------------
       AMOUNT TO BE DISTRIBUTED                                                                              9,307,234.77
                                                                                                           ==============


       DISTRIBUTION OF FUNDS:

          1.  To Trustee -  Fees                                                                                     0.00
          2.  To Servicer, any unreimbursed Nonrecoverable Advances or Servicer
               Advances                                                                                        755,484.89
          3.  To Noteholders (For Servicer Report immediately following the Final
               Additional Closing Date)

                 a) Class A1 Principal and Interest                                                          6,040,894.60
                 a) Class A2 Principal (distributed after A1 Note matures) and Interest                        133,428.75
                 a) Class A3 Principal (distributed after A2 Note matures) and Interest                        357,765.00
                 a) Class A4 Principal (distributed after A3 Note matures) and Interest                        517,178.81
                 b) Class B Principal and Interest                                                             123,074.43
                 c) Class C Principal and Interest                                                             248,946.64
                 d) Class D Principal and Interest                                                             168,322.10
                 e) Class E Principal and Interest                                                             236,266.91

          4.  To Reserve Account for Requirement per Indenture Agreement Section 3.08                                0.00
          5.  To Issuer - Residual  Principal and Interest and Reserve Account
               Distribution
                 a) Residual Interest (Provided no Restricting or Amortization Event in
                     effect)                                                                                    89,216.78
                 b) Residual Principal (Provided no Restricting or Amortization Event
                     in effect)                                                                                202,227.34
                 c)  Reserve Account Distribution (Provided no Restricting or
                      Amortization Event in effect)                                                             11,746.11
          6.  To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and
               Any Other Amounts                                                                               157,829.84
          7.  To Servicer, Servicing Fee and other Servicing Compensations                                     264,852.57
                                                                                                           --------------
       TOTAL FUNDS DISTRIBUTED                                                                               9,307,234.77
                                                                                                           ==============

                                                                                                           --------------
       End of Period Collection Account Balance {Includes Payments in Advance &
        Restricting Event Funds (if any)}                                                                      832,973.53
                                                                                                           ==============

II. RESERVE ACCOUNT

Beginning Balance                                                                                          $ 6,443,748.69
      - Add Investment Earnings                                                                                 11,746.11
      - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                               0.00
      - Less Distribution to Certificate Account                                                                11,746.11
                                                                                                           --------------
End of period balance                                                                                      $ 6,443,748.69
                                                                                                           ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                 $ 6,443,748.69
                                                                                                           ==============

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 11, 2002


III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

                          Pool A                                                282,023,104.11
                          Pool B                                                 90,892,016.36
                                                                                --------------
                                                                                                      372,915,120.47

Class A Overdue Interest, if any                                                          0.00
Class A Monthly Interest - Pool A                                                   844,829.88
Class A Monthly Interest - Pool B                                                   272,276.60

Class A Overdue Principal, if any                                                         0.00
Class A Monthly Principal - Pool A                                                3,669,721.90
Class A Monthly Principal - Pool B                                                2,262,438.78
                                                                                --------------
                                                                                                        5,932,160.68

Ending Principal Balance of the Class A Notes

                          Pool A                                                278,353,382.21
                          Pool B                                                 88,629,577.58
                                                                                ---------------       --------------
                                                                                                      366,982,959.79
                                                                                                      ==============

--------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000       Ending Principal
Original Face $378,036,000    Original Face $378,036,000      Balance Factor
 $        2.955027             $                15.692052             97.076194%
--------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

                          Class A1                                               56,879,120.47
                          Class A2                                               59,500,000.00
                          Class A3                                              122,000,000.00
                          Class A4                                              134,536,000.00
                                                                                --------------

Class A Monthly Interest                                                                              372,915,120.47
                          Class A1 (Actual Number Days/360)                         108,733.92
                          Class A2                                                  133,428.75
                          Class A3                                                  357,765.00
                          Class A4                                                  517,178.81
                                                                                --------------

Class A Monthly Principal

                          Class A1                                                5,932,160.68
                          Class A2                                                        0.00
                          Class A3                                                        0.00
                          Class A4                                                        0.00

                                                                                --------------
                                                                                                      5,932,160.68

Ending Principal Balance of the Class A Notes

                          Class A1                                               50,946,959.79
                          Class A2                                               59,500,000.00
                          Class A3                                              122,000,000.00
                          Class A4                                              134,536,000.00
                                                                                --------------        --------------
                                                                                                      366,982,959.79
                                                                                                      ==============

Class A1

--------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000       Ending Principal
Original Face $62,000,000     Original Face $62,000,000       Balance Factor
 $        1.753773             $               95.680011              82.172516%
--------------------------------------------------------------------------------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 11, 2002


V.   CLASS B NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class B Notes

                                          Pool A                                  4,804,380.51
                                          Pool B                                  1,548,383.18
                                                                                --------------
                                                                                                        6,352,763.69

           Class B Overdue Interest, if any                                               0.00
           Class B Monthly Interest - Pool A                                         16,651.18
           Class B Monthly Interest - Pool B                                          5,366.44
           Class B Overdue Principal, if any                                              0.00
           Class B Monthly Principal - Pool A                                        62,515.23
           Class B Monthly Principal - Pool B                                        38,541.58
                                                                                --------------
                                                                                                          101,056.81

           Ending Principal Balance of the Class B Notes

                                          Pool A                                  4,741,865.28
                                          Pool B                                  1,509,841.60
                                                                                --------------        --------------
                                                                                                        6,251,706.88
                                                                                                      ==============

           ---------------------------------------------------------------------
           Interest Paid Per $1,000  Principal Paid Per $1,000  Ending Principal
           Original Face $6,440,000  Original Face $6,440,000   Balance Factor
            $        3.418885         $ 15.692051                     97.076194%
           ---------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class C Notes

                                          Pool A                                  9,616,221.24
                                          Pool B                                  3,099,170.69
                                                                                --------------
                                                                                                       12,715,391.93

           Class C Overdue Interest, if any                                               0.00
           Class C Monthly Interest - Pool A                                         35,299.55
           Class C Monthly Interest - Pool B                                         11,376.54
           Class C Overdue Principal, if any                                              0.00
           Class C Monthly Principal - Pool A                                       125,127.54
           Class C Monthly Principal - Pool B                                        77,143.01
                                                                                --------------
                                                                                                          202,270.55

           Ending Principal Balance of the Class C Notes

                                          Pool A                                  9,491,093.70
                                          Pool B                                  3,022,027.68
                                                                                --------------        --------------
                                                                                                       12,513,121.38
                                                                                                      ==============

           ---------------------------------------------------------------------
           Interest Paid Per $1,000  Principal Paid Per $1,000  Ending Principal
           Original Face $12,890,000 Original Face $12,890,000  Balance Factor
            $        3.621109         $              15.692052        97.076194%
           ---------------------------------------------------------------------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 11, 2002


VII.   CLASS D NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class D Notes

                                          Pool A                                  6,408,327.42
                                          Pool B                                  2,065,312.36
                                                                                --------------
                                                                                                        8,473,639.78

           Class D Overdue Interest, if any                                               0.00
           Class D Monthly Interest - Pool A                                         25,355.62
           Class D Monthly Interest - Pool B                                          8,171.75
           Class D Overdue Principal, if any                                              0.00
           Class D Monthly Principal - Pool A                                        83,386.00
           Class D Monthly Principal - Pool B                                        51,408.73
                                                                                --------------
                                                                                                          134,794.73

           Ending Principal Balance of the Class D Notes

                                          Pool A                                  6,324,941.42
                                          Pool B                                  2,013,903.63
                                                                                --------------
                                                                                                      --------------
                                                                                                        8,338,845.05
                                                                                                      ==============

           ---------------------------------------------------------------------
           Interest Paid Per $1,000  Principal Paid Per $1,000  Ending Principal
           Original Face $8,590,000  Original Face $8,590,000   Balance Factor
            $        3.903070         $              15.692052        97.076194%
           ---------------------------------------------------------------------


VIII.   CLASS E NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class E Notes

                                          Pool A                                  8,012,274.33
                                          Pool B                                  2,582,241.52
                                                                                --------------
                                                                                                       10,594,515.85

           Class E Overdue Interest, if any                                               0.00
           Class E Monthly Interest - Pool A                                         51,225.14
           Class E Monthly Interest - Pool B                                         16,509.13
           Class E Overdue Principal, if any                                              0.00
           Class E Monthly Principal - Pool A                                       104,256.77
           Class E Monthly Principal - Pool B                                        64,275.87
                                                                                --------------
                                                                                                          168,532.64

           Ending Principal Balance of the Class E Notes

                                          Pool A                                  7,908,017.56
                                          Pool B                                  2,517,965.65
                                                                                --------------
                                                                                                      --------------
                                                                                                       10,425,983.21
                                                                                                      ==============

           ---------------------------------------------------------------------
           Interest Paid Per $1,000  Principal Paid Per $1,000  Ending Principal
           Original Face $10,740,000 Original Face $10,740,000  Balance Factor
            $      6.306729           $             15.692052         97.076194%
           ---------------------------------------------------------------------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 11, 2002

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE
           Beginning Residual Principal Balance

                                          Pool A                                  9,614,166.83
                                          Pool B                                  3,098,508.58
                                                                                --------------
                                                                                                       12,712,675.41

           Residual Interest - Pool A                                                     0.00
           Residual Interest - Pool B                                                89,216.78
           Residual Principal - Pool A                                              125,100.81
           Residual Principal - Pool B                                               77,126.53
                                                                                --------------
                                                                                                          202,227.34

           Ending Residual Principal Balance

                                          Pool A                                  9,489,066.02
                                          Pool B                                  3,021,382.05
                                                                                --------------
                                                                                                      --------------
                                                                                                       12,510,448.07
                                                                                                      ==============


X.   PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                              264,852.57
            - Servicer Advances reimbursement                                                             755,484.89
            - Tax, Maintenance, Late Charges, Bank Interest and other amounts                             157,829.84
                                                                                                      --------------
           Total amounts due to Servicer                                                                1,178,167.30
                                                                                                      ==============

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 11, 2002


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

    Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
       beginning of the related Collection Period                                                                     320,478,474.44

    Aggregate Discounted Contract Balance of Additional Contracts acquired during
       Collection Period                                                                                                        0.00

    Decline in Aggregate Discounted Contract Balance                                                                    4,170,108.26

    Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
       ending of the related Collection Period                                                                        316,308,366.18
                                                                                                                      ==============

    Components of Decline in Aggregate Discounted Contract Balance:
        - Principal portion of Contract Payments  and Servicer Advances                              4,161,128.68

        - Principal portion of Prepayment Amounts                                                        8,979.58

        - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                  0.00

        - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
               Contracts during the Collection Period                                                        0.00

        - Aggregate Discounted Contract Balance of Substitute Contracts added during
               Collection Period                                                                             0.00

        - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
               during Collection Period                                                                      0.00

                                                                                                     ------------
                                        Total Decline in Aggregate Discounted Contract Balance       4,170,108.26
                                                                                                     ============


POOL B

    Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
       beginning of the related Collection Period                                                                     103,285,632.69

    Aggregate Discounted Contract Balance of Additional Contracts acquired during
       Collection Period                                                                                                        0.00

    Decline in Aggregate Discounted Contract Balance                                                                    2,570,934.50

    Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the ending of the related Collection Period
                                                                                                                      --------------
                                                                                                                      100,714,698.19
                                                                                                                      ==============

    Components of Decline in Aggregate Discounted Contract Balance:
        - Principal portion of Contract Payments  and Servicer Advances                              2,482,842.42

        - Principal portion of Prepayment Amounts                                                       88,092.08

        - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                  0.00

        - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
               Contracts during the Collection Period                                                        0.00

        - Aggregate Discounted Contract Balance of Substitute Contracts added during
               Collection Period                                                                             0.00

        - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
               during Collection Period                                                                      0.00

                                                                                                     -------------
                                        Total Decline in Aggregate Discounted Contract Balance       2,570,934.50
                                                                                                     =============

                                                                                                                      --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                     417,023,064.37
                                                                                                                      ==============

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 11, 2002


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

          POOL A                                                                                                  Predecessor
                                               Discounted                              Predecessor                Discounted
          Lease #  Lessee Name                 Present Value                           Lease #                    Present Value
          --------------------------           ------------------                      ------------------         ------------------
                   NONE




                                               ------------------                                                 ------------------
                                        Totals:             $0.00                                                              $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                             $0.00
          b) ADCB OF POOL A AT CLOSING DATE                                                                          $323,844,130.83
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                     0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                    $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                     $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing
    Agreement Section 7.02                                                                          $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING
THE RELATED COLLECTION PERIOD                         YES               NO     X
                                                      ----------        --------


          POOL B                                                                                                  Predecessor
                                               Discounted                              Predecessor                Discounted
          Lease #  Lessee Name                 Present Value                           Lease #                    Present Value
          --------------------------           ------------------                      ------------------         ------------------
                   NONE



                                               ------------------                                                 ------------------
                                        Totals:             $0.00                                                              $0.00


          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                             $0.00
          b) ADCB OF POOL B AT CLOSING DATE                                                                          $105,739,115.35
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                       0.00%

        * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                               $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                                $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing
    Agreement Section 7.02                                                                                                     $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING
THE RELATED COLLECTION PERIOD                         YES               NO     X
                                                      ----------        --------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 11, 2002


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

          POOL A - NON-PERFORMING                                                                                 Predecessor
                                               Discounted                              Predecessor                Discounted
          Lease #  Lessee Name                 Present Value                           Lease #                    Present Value
          --------------------------           ------------------                      ------------------         ------------------
                   NONE                                                                                                        $0.00










                                               ------------------                                                 ------------------
                                        Totals:             $0.00                                                              $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                       0.00
          b) ADCB OF POOL A AT CLOSING DATE                                                                          $323,844,130.83
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                     0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                    $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                     $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing
    Agreement Section 7.02                                                                          $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING
THE RELATED COLLECTION PERIOD                         YES               NO     X
                                                      ----------        --------


          POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                           Predecessor
                                               Discounted                              Predecessor                Discounted
          Lease #  Lessee Name                 Present Value                           Lease #                    Present Value
          --------------------------           ------------------                      ------------------         ------------------
                   None






                                               ------------------                                                 ------------------
                                        Totals:             $0.00                                                              $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                         $0.00
          b) ADCB OF POOL B AT CLOSING DATE                                                                          $105,739,115.35
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                     0.00%

        * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                    $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                     $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing
    Agreement Section 7.02                                                                          $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING
THE RELATED COLLECTION PERIOD                         YES               NO     X
                                                      ----------        --------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 11, 2002


XV.    POOL PERFORMANCE MEASUREMENTS

1.                 AGGREGATE DISCOUNTED CONTRACT BALANCE

   CONTRACTS DELINQUENT > 90 DAYS                              TOTAL OUTSTANDING CONTRACTS
   This Month                         1,549,825.98             This Month                        417,023,064.37
   1 Month Prior                      1,652,433.68             1 Month Prior                     423,764,107.13
   2 Months Prior                       518,858.15             2 Months Prior                    429,583,246.18

   Total                              3,721,117.81             Total                           1,270,370,417.68

   a) 3 MONTH AVERAGE                 1,240,372.60             b) 3 MONTH AVERAGE                423,456,805.89

   c) a/b                                    0.29%


2. Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                     Yes           No     X
                                                                                                        -------       --------

3. Restricting Event Check

   A. A Delinquency Condition exists for current period?                                             Yes           No     X
                                                                                                        -------       --------
   B. An Indenture Event of Default has occurred and is then continuing?                             Yes           No     X
                                                                                                        -------       --------

4. Has a Servicer Event of Default occurred?                                                         Yes           No     X
                                                                                                        -------       --------


5. Amortization Event Check

   A. Is 1c  > 8% ?                                                                                  Yes           No     X
                                                                                                        -------       --------
   B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
        not remedied within 90 days?                                                                 Yes           No     X
                                                                                                        -------       --------
   C. As of any Determination date, the sum of all defaulted contracts since the Closing date
        exceeds 6% of the ADCB on the Closing Date?                                                  Yes           No     X
                                                                                                        -------       --------



6. Aggregate Discounted Contract
   Balance at Closing Date                      Balance  $  429,583,246.18
                                                       -------------------------


   DELINQUENT LEASE SUMMARY

          Days Past Due             Current Pool Balance                # Leases
          -------------             --------------------                --------
                31 - 60                    11,862,492.66                      38
                61 - 90                     2,729,649.30                      16
               91 - 180                     1,549,825.98                      11


   Approved By:
   Matthew E. Goldenberg
   Vice President
   Structured Finance and Securitization